SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant                         |X|

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

|X|   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                    Morgan Keegan Southern Capital Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: _________________________________________
      (2)   Form, Schedule or Registration Statement No.: ___________________
      (3)   Filing Party: ___________________________________________________
      (4)   Date Filed: _____________________________________________________

                    MORGAN KEEGAN SOUTHERN CAPITAL FUND, INC.

                                 August 28, 2000

Dear Shareholder:

      The attached proxy materials seek your approval to convert Morgan Keegan Southern Capital Fund, Inc. (the "Fund") into a separate series of Morgan Keegan Select Fund, Inc. ("Select Fund"). The proxy materials also request your vote to elect the Fund's Board of Directors, to approve changes to the fundamental investment restrictions of the Fund, and to ratify the selection of the Fund's independent public accountants.

      YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL FOUR PROPOSALS. The conversion of the Fund into a series of Select Fund will streamline and render more efficient the administration of the Fund. The attached proxy materials provide more information about the proposed conversion, as well as information about the election of Directors, the proposed changes to the fundamental investment restrictions, and the ratification of the selection of independent auditors.

      YOUR VOTE IS IMPORTANT. Voting your shares early will permit the Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign, and date your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, or in person.

                                          By Order of the Board of Directors,



                                          Charles D. Maxwell
                                          Secretary

                    MORGAN KEEGAN SOUTHERN CAPITAL FUND, INC.

                                 50 Front Street
                            Memphis, Tennessee 38103

                                   NOTICE OF A
                         SPECIAL MEETING OF SHAREHOLDERS
                                October 18, 2000


Fellow Shareholders:

      A special meeting of shareholders (the "Meeting") of Morgan Keegan Southern Capital Fund, Inc. (the "Fund") will be held on October 18, 2000 at 10:00 a.m., Central time, at Morgan Keegan Tower, 50 Front Street, 21st Floor, Memphis, Tennessee 38103 to consider and act upon the following proposals:

      (1) To approve an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund into a separate series of Morgan Keegan Select Fund, Inc.;

      (2)   To elect the Fund's Board of Directors;

      (3) To approve changes to the fundamental investment restrictions of the Fund;

      (4) To ratify the selection of KPMG LLP, independent accountants, as auditors of the Fund for the fiscal year ending June 30, 2001; and

      (5) To transact any other business that may properly come before the Meeting, or any adjournment thereof, in the discretion of the proxies or their substitutes.

      You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Fund at the close of business on August 21, 2000. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

                                    By order of the Board of Directors,



                                    Allen B. Morgan, Jr.
                                    President
August 28, 2000
Memphis, Tennessee

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

      Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" ALL FOUR PROPOSALS. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted by telephone. To vote in this manner, you will need the 8-digit "control" number that appears on your proxy card. Shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-__________. If we do not receive your completed proxy card after several weeks, representatives of Morgan Keegan & Company, the fund's distributor, may contact you to remind you to vote your shares.

      Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                    MORGAN KEEGAN SOUTHERN CAPITAL FUND, INC.

                                 50 Front Street
                            Memphis, Tennessee 38103

                                   -----------

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                                October 18, 2000

                                   -----------

                               VOTING INFORMATION

      This Proxy Statement is being furnished to shareholders of Morgan Keegan Southern Capital Fund, Inc. (the "Fund") in connection with the solicitation of proxies from Fund shareholders by the board of directors of the Fund (the Board") for use at a special meeting of shareholders to be held on October 18, 2000 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement is first being mailed to shareholders on or about August 28, 2000. The Fund's annual report, which contains financial statements for the fiscal year ended June 30, 2000, is being mailed to shareholders with this proxy statement.

      A majority of the Fund's shares outstanding on August 21, 2000 (the "Record Date"), represented in person or by proxy shall constitute a quorum and must be present for the transaction of business at the Meeting. Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received with respect to such proposal and it is otherwise appropriate.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

      As of the Record Date, the Fund had _______ shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may be made by telephone or oral communications by representatives of Morgan Keegan & Company, Inc. ("Morgan Keegan"), the Fund's distributor, none of whom will receive any compensation for these activities from the Fund. If votes are recorded by telephone, the Fund will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail or by facsimile. Proxies voted by telephone or by facsimile may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

      Except as set forth in Appendix A, Morgan Keegan does not know of any person who owns beneficially 5% or more of the shares of the Fund. The Fund's directors and officers own in the aggregate less than 2.2% of the shares of the Fund.

      PROPOSAL 1.       APPROVAL OF AN AGREEMENT  AND PLAN OF CONVERSION
      ----------        AND TERMINATION  ("CONVERSION  PLAN")  PROVIDING
                        FOR THE  CONVERSION  OF THE FUND INTO A SEPARATE
                        SERIES  OF  MORGAN  KEEGAN  SELECT  FUND,   INC.
                        ("SELECT FUND").

      The Fund currently is organized as a Maryland corporation and is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). The Board, including a majority of its directors who are not "interested persons," as that term is defined in the 1940 Act ("Independent Directors"), of the Fund, has approved the Conversion Plan in the form attached to this Proxy Statement as Appendix B. The Conversion Plan provides for the conversion of the Fund from its current form into a newly established separate series ("New Series") of Select Fund, also a Maryland corporation (the "Conversion"). The Select Fund is a diversified family of funds that includes several different asset classes. Currently, the family consists of Morgan Keegan Intermediate Bond Fund, Morgan Keegan High Income Fund, Morgan Keegan Select Financial Fund, Morgan Keegan Core Equity Fund, and Morgan Keegan Utility Fund. The latter three funds are new and expect to commence operations on or after August 28, 2000.

      New Series has not yet commenced business operations. It was established for the purpose of effecting the Conversion, will carry on the business of the Fund following the Conversion and will have an investment objective identical to, and investment policies and restrictions similar to, those of the Fund.

SUMMARY OF THE CONVERSION

      Under the Conversion, the Fund will transfer all of its assets to New Series in exchange for Class A shares of New Series. For every share of the Fund that a shareholder holds, that shareholder will receive one Class A share of New Series. The value of the Class A shares of New Series in each shareholder's account will be the same as that of the Fund shares that he or she held just prior to the Conversion. New Series will have the same investment objective as the Fund. The Conversion will not affect the services provided to the Fund: MAM will serve as investment manager of New Series, and Morgan Keegan will serve as New Series' distributor. The Conversion will not have any adverse tax consequences for shareholders of the Fund.

      Converting the Fund into a series of Select Fund presents certain advantages for shareholders. As described more fully below, New Series will offer more choices under which investors can purchase shares. New Series also is expected to provide the Fund with greater investment flexibility and a potentially lower expense ratio.

COMPARATIVE INFORMATION ABOUT THE FUND AND NEW SERIES

      INVESTMENT OBJECTIVE. The investment objective of capital appreciation will remain the same.

      ELIMINATION OF NON-FUNDAMENTAL INVESTMENT RESTRICTION. Restrictions and policies that the Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. The Fund's Board approved a change that will remove the non-fundamental investment restriction that the Fund invest at least 65% of its assets in equity and debt securities of companies headquartered in the Southern United States. Removing this limitation will allow the Fund to maximize investment opportunities in other regions. The Fund will continue to invest in securities of companies headquartered in the Southern region. However, the investment policy change will expand the Fund's ability to invest its assets in securities of companies outside the Southern region and to adjust its portfolio composition in response to market conditions. MAM proposed the change because of the divergence of the demographic and economic characteristics that once made the Southern region relatively more attractive. MAM and the Board believe that the increased investment flexibility will enhance the Fund's ability to achieve its objective of capital appreciation. The change will become effective November 1, 2000, after which the Fund will still invest primarily based on the fundamental analysis of specific companies. MAM will manage New Series using the policies approved for the Fund. In managing New Series, MAM will continue to focus on investments that offer attractive opportunities for capital appreciation and will use the same investment selection criteria that it currently uses for the Fund - primarily consistency and predictability of earnings growth. MAM does not expect increased portfolio turnover as a result of the Conversion. However, in making future investments, the Fund will be able to benefit from increased investing opportunities. The Board has approved this non-fundamental investment restriction change for the Fund regardless of the shareholder vote on the proposed Conversion.

      New Series' name will be Morgan Keegan Select Capital Growth Fund. The Board unanimously voted to approve a name change to reflect the foregoing change in the Fund's non-fundamental investment restrictions. The Fund's Board is authorized to change the Fund's name without shareholder approval. If the Conversion is not approved, the Fund's name will be changed to Morgan Keegan Select Capital Growth Fund, Inc. Shareholders of the Fund will receive a prospectus supplement that describes the change in the Fund's non-fundamental investment policy and discloses the Fund's name change.

      MODIFICATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS. New Series will have the same fundamental investment restrictions as the Fund, except that New Series' fundamental investment restrictions reflect minor differences that promote uniformity with the investment policies and restrictions of the other Morgan Keegan Funds. The differences will not materially affect the management of New Series and will not make New Series' investment focus different from the Fund's. For more detail about the differences, see Proposal 3, which recommends conforming changes to the Fund's fundamental investment restrictions in the event that shareholders do not approve the Conversion. MAM and the Board believe that the differences in these non-fundamental investment restrictions will afford New Series more investment flexibility, although MAM does not have any immediate plans to select investments for New Series that would be precluded by the Fund's current policies.

      CLASS STRUCTURE. Immediately following the Conversion, Fund shareholders will receive Class A shares of New Series in exchange for their shares of the Fund. In order to bring New Series' structure into closer conformity with the other Morgan Keegan Funds' class structure, New Series will offer two additional classes of shares (Class C and Class I). MAM and the Board believe that the new class structure will provide shareholders with more options to suit their investment plans. Class A shares, which carry a front-end sales charge, may be suitable for investors who plan to invest a substantial amount or hold their shares for a long period of time. Class C shares, which carry a back-end sales charge, may be suitable for investors who plan to hold their shares for less than five years. Class I shares, which do not carry a sales charge, are available only to institutional investors. Shareholders purchasing shares through a special program, such as an employer-sponsored retirement plan, may be eligible to purchase Class I shares. Shareholders of New Series will have exchange privileges with the corresponding class of shares of other Morgan Keegan Funds. MAM believes that the new class structure will better serve the needs of existing shareholders and will attract new investors.

      EXPENSES.   New  Series  is  anticipated  to  have  the  same  operating expenses (as a percent of net assets) as the Fund. If assets of New Series increase, that expense percentage is expected to decrease.

      SHAREHOLDERS' RIGHTS. Since both the Fund and Select Fund are Maryland corporations organized under substantially similar Articles of Incorporation and By-Laws, the rights of the security holders of the Fund under state law and its governing documents are expected to remain unchanged after the Conversion. Shareholder voting rights under both the Fund and Select Fund are currently based on the number of shares owned.

      DIRECTORS. The same individuals serve as directors of both the Fund and Select Fund. The current directors of the Fund will serve as directors of New Series. Directors of New Series who are not interested persons of New Series will receive from New Series a $1,000 annual retainer and a per-meeting fee of $250. If the shareholders do not approve the Conversion, the Board will approve the foregoing compensation structure for the Fund.

      MANAGEMENT AND DISTRIBUTION. Morgan Asset Management, Inc. ("MAM"), the Fund's investment adviser, will be responsible for providing New Series with various administrative services and supervising New Series' daily business affairs, subject to the supervision of the board of directors of Select Fund (the "New Board"), under a management contract substantially similar to the contract in effect between MAM and the Fund immediately prior to the Closing Date (defined below). The Fund's distribution agent, Morgan Keegan, will distribute shares of New Series under a General Distribution Agreement substantially identical to the contract in effect between Morgan Keegan and the Fund immediately prior to the Closing Date.

REASONS FOR THE PROPOSED CONVERSION

      The Board unanimously recommends converting the Fund into a separate series of Select Fund (I.E., New Series). The Conversion will provide shareholders with a broader range of investment options, including multiple classes of shares. The Board anticipates that the new class structure will attract new investors, potentially resulting in higher levels of assets, which can reduce expenses through economies of scale. New Series could potentially have a lower expense ratio due to economies of scale associated with membership in the Morgan Keegan Select Fund family and more assets due to increased sales. Moving the Fund into Select Fund will also consolidate and streamline the production and mailing of certain financial reports and legal documents, and therefore may reduce the Fund's expenses. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS, OR MANAGEMENT OF THE FUND.

      The proposal to present the Conversion Plan to shareholders was approved by the Board, including all of the Independent Directors, on August 21, 2000. The Board recommends that Fund shareholders vote FOR the approval of the Conversion Plan. The Conversion plan provides for the conversion of the Fund into a separate series of Select Fund. If shareholders of the Fund do not approve the Conversion Plan, the Fund will continue to operate in its current form.

BOARD CONSIDERATIONS

       The Conversion was recommended to the Board by MAM at meetings of the Board held on May 10, 2000 and August 21, 2000. The Board's chief consideration in approving the Conversion was that New Series will have the same investment objective and greater flexibility to pursue that objective. MAM provided, and the Board reviewed, information about the Fund's performance and about the Fund's and New Series' investment objectives, fundamental and non-fundamental investment restrictions, investment strategies, investment advisory arrangements, distribution arrangements, expenses, corporate organization, and class structure. The Board also reviewed detailed information about the terms and conditions of the Conversion Plan. The Board was advised that the Class A shares of New Series that would be received by Fund shareholders in the Conversion are expected to be subject to the same operating expenses, as a percentage of net assets, as the Class A shares of the Fund. The Board noted that MAM will serve as investment manager to New Series and Morgan Keegan will serve as New Series' distributor. Based upon its review of the information furnished by MAM and its affiliates, the Board concluded that New Series' operations will be substantially the same as those of the Fund.

       MAM advised the Board that the Conversion and the multiple class structure are expected to attract new investors, which could ultimately lead to increased assets and a lower expense ratio. Furthermore, existing shareholders will benefit from a broader distribution network and enhanced shareholder services. MAM advised the Board that the Conversion will not have an adverse impact on the Fund's performance, or adverse tax consequences for shareholders of the Fund. MAM noted that the Conversion is expected to render more efficient management of the Fund.

       The Fund's Board of Directors, including all of the Independent Directors, determined that the Conversion is in the best interests of the Fund, that the terms of the Conversion are fair and reasonable, and that the interests of the Fund's shareholders will not be diluted as a result of the Conversion. The Board, including the Independent Directors, unanimously approved the Conversion and recommended approval by shareholders.

SUMMARY OF THE CONVERSION PLAN

      The following discussion summarizes the important terms of the Conversion Plan. This summary is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Appendix B to this Proxy Statement.

      If this Proposal is approved by shareholders, then on or about October 31, 2000, or such later date on which the Fund and Select Fund agree (the "Closing Date"), the Fund will transfer all of its assets to New Series in exchange solely for Class A shares of New Series ("New Series Shares") equal to the number of shares of the Fund outstanding on the Closing Date ("Fund Shares") and the assumption by New Series of all of the liabilities of the Fund. Immediately thereafter, the Fund will constructively distribute to each Fund shareholder one New Series Class A Share for each Fund Share held by the shareholder on the Closing Date, in liquidation of Fund Shares. As soon as is practicable after this distribution of New Series Shares, the Fund will be wound up and liquidated. UPON COMPLETION OF THE CONVERSION, EACH FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.

      The Conversion Plan obligates Select Fund, on behalf of New Series, to enter into (i) a Management Contract with MAM with respect to New Series (the "New Management Contract") and (ii) a Distribution and Service Plan under Rule 12b-1 promulgated under the 1940 Act (the "New 12b-1 Plan") with respect to New Series (collectively, the "New Agreements"). Approval of the Conversion Plan will authorize MAM (which will be issued a single share of New Series on a temporary basis) to approve the New Agreements as the sole initial shareholder of New Series. Each New Agreement will be substantially similar to the corresponding contract or plan in effect with respect to the Fund immediately prior to the Closing Date.

      The New Agreements will take effect on the Closing Date, and each will continue in effect until ________, 2001. Thereafter, the New Management Contract will continue in effect only if its continuance is approved at least annually
(i) by the vote of a majority of Select Fund's Independent Directors cast in person at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of Select Fund's directors or a majority of the outstanding voting shares of New Series. The New 12b-1 Plan will continue in effect only if approved annually by a vote of Select Fund's Independent Directors, cast in person at a meeting called for that purpose. The New Management Contract will be terminable without penalty on sixty days' written notice by either Select Fund or MAM and will terminate automatically in the event of its assignment. The New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of Select Fund's Independent Directors or a majority of the outstanding voting shares of New Series.

      The New Board will hold office without limit in time except that: (i) any director may resign; and (ii) any director may be removed at any special meeting of Select Fund's shareholders by the affirmative vote of a majority of the outstanding voting shares of Select Fund. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors then holding office have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

      Assuming the Conversion Plan is approved, it is currently expected that the Conversion will become effective on the Closing Date. However, the Conversion may become effective at such other date as to which the Fund and Select Fund may agree in writing.

      The obligations of the Fund and Select Fund under the Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Conversion Plan by Fund shareholders, it may be terminated or amended at any time prior to the Conversion by action of the directors to provide against unforeseen events, if (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Conversion Plan to be performed at or prior to the Closing Date or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Conversion Plan. Either the Fund or Select Fund may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of Fund shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

      The transfer agent of Select Fund will establish accounts for New Series shareholders containing the appropriate number and denominations of New Series Shares to be received by each holder of Fund Shares under the Conversion Plan. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for its shareholders.

EXPENSES

      The expenses of the Conversion, estimated at approximately $35,000 in the aggregate, will be borne by the Fund and MAM.

TAX CONSEQUENCES OF THE CONVERSION

      Both the Fund and Select Fund will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversion will constitute a tax-free conversion within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, neither the Fund, New Series, nor the Fund's shareholders will recognize any gain or loss for federal income tax purposes upon (i) the transfer of the Fund's assets in exchange solely for New Series Shares and the assumption by New Series of the Fund's liabilities or (ii) the distribution of New Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion will further provide, among other things, that
(1) a Fund shareholder's aggregate basis for federal income tax purposes of New Series Shares to be received by the shareholder in the Conversion will be the same as the aggregate basis of his or her Fund Shares to be constructively surrendered in exchange for those New Series Shares; and (2) a Fund shareholder's holding period for his or her New Series Shares will include the shareholder's holding period for his or her Fund Shares, provided that those Fund Shares were held as capital assets at the time of Conversion.

CONCLUSION

      The Board has concluded that the proposed Conversion Plan is in the best interests of the Fund's shareholders. A vote in favor of the Conversion Plan encompasses (i) approval of the conversion of the Fund to New Series (ii) authorization of the Fund, as sole initial shareholder of New Series, to approve
(a) an Advisory Agreement with respect to New Series between Select Fund and MAM and (b) a Distribution Agreement and Rule 12b-1 Plan of Distribution with respect to New Series. Each of these New Agreements and Plans is identical to the corresponding contract or plan in effect with the Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the Conversion Plan is not approved, the Fund will continue to operate in its current form, with the changes described above.

REQUIRED VOTE

       Approval of the Conversion Plan requires the affirmative vote of a majority of the votes outstanding.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 1
                             ----------------------

      PROPOSAL 2.       ELECTION OF THE DIRECTORS OF THE FUND.
      ----------

      If shareholders do not approve Proposal 1 (i.e., the Fund does not convert into a series of Select Fund), the Fund seeks to have shareholders elect its previously appointed Directors.

      The Board has nominated the individuals identified below for election to the Board at the Meeting. The Fund currently has five directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current five directors. Consistent with the Bylaws, and as permitted by Maryland law, the Fund does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

      Three of the five current directors are Independent Directors. Each of the Independent Directors now being proposed for election was nominated and selected by Independent Directors.

      The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

      The nominees for director, their ages, a description of their principal occupations, the number of Fund shares owned by each, and their respective memberships on Board committees are listed in the table below.

Name, Position with  Principal Occupation and Business Experience         Number of Fund Shares
the Fund, and Age    During the Past Five Years                           Beneficially Owned
                                                                          Directly or Indirectly
                                                                          on  August 16, 2000

ALLEN B. MORGAN,     Mr. Morgan is Chairman and Chief Executive  Officer          34,574
JR.* (58)            and Executive  Managing Director of Morgan Keegan &
President and        Company,  Inc.  He also  is a  Chairman  of  Morgan
Director             Keegan,   Inc.,   a   Director   of  Morgan   Asset
Since 1986           Management,  Inc.,  and a Director  of  Catherine's
                     Stores,  Inc.  Mr.  Morgan  also is a  Director  of
                     Morgan Keegan Select Fund, Inc.

WILLIAM F. HUGHES,   Mr.  Hughes is an  Executive  Managing  Director of          15,312
JR.* (57)            Morgan   Keegan  &   Company,   Inc.   He  also  is
Director             President  of Morgan  Asset  Management,  Inc.  Mr.
Since _____          Hughes also is a Director of Morgan  Keegan  Select
                     Fund, Inc.

WILLIAM JEFFERIES    Mr.  Mann  is  Chairman   and   President  of  Mann          None
MANN (68)            Investments,      Inc.     (hotel      investments/
Director             consulting).  He  also  serves  as a  Director  for
Since 1986           Heavy  Machines,  Inc.  Mr. Mann also is a Director
                     of Morgan Keegan Select Fund, Inc.

JAMES STILLMAN R.    Mr.   McFadden  is  Vice   President   of  Sterling          None
MCFADDEN (43)        Equities,  Inc. (private equity financings).  He is
Director             also  President  and  Director  of 1703 Inc.  and a
Since _____          Director of Staff  Printing Co. Mr.  McFadden  also
                     is a Director of Morgan Keegan Select Fund, Inc.

JAMES D.             Mr.   Witherington   is   President  of  SSM  Corp.          1,739
WITHERINGTON, JR.    (management  of  venture  capital  funds).  He also
(51)                 serves   as  a   Director   for   several   private
Director             companies.  Mr.  Witherington also is a Director of
Since _____          Morgan Keegan Select Fund, Inc.

JOSEPH C. WELLER*    Mr. Weller is  Executive  Vice  President and Chief         14,544
(61)                 Chief  Financial  Officer  and  Executive  Managing
Vice President,      Director  of  Morgan Keegan & Company, Inc. He also
Treasurer &          is a Director of Morgan Asset Management, Inc.
Assistant Secretary
Since 1983

CHARLES D. MAXWELL*  Mr. Maxwell is a  Managing  Director  and Assistant          5,368
(46)                 Treasurer  of  Morgan  Keegan  & Company, Inc., and
Secretary and        Secretary/Treasurer of Morgan Asset Management, Inc.
Assistant Treasurer
Since 1986

E. Elkan Scheidt*    Mr. Scheidt, a Managing Director of Morgan  Keegan          23,125
(38)                 &  Company,  Inc. and,  as  and employee of Morgan
Portfolio            Asset  Management, Inc., Portfolio  Manager of the
Manager
Since 1994           Fund.

* Messrs. Morgan, Hughes, Weller, Maxwell and Scheidt are "interested persons" of the Fund, as that term is defined in the 1940 Act.

      The Board has an audit and contract review committee consisting of Messrs. Witherington, Jefferies, and McFadden. The Board has a nominating committee consisting of Messrs. Witherington, Jefferies, and McFadden. The audit and contract review committee meets at least annually with the independent accountants and executive officers of the Fund. The audit and contract review committee reviews, among other matters, the accounting principles being applied by the Fund in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants. The recommendations of the audit and contract review committee are reported to the full Board. The nominating committee nominates individuals to serve as Independent Directors. The nominating committee ordinarily will not consider unsolicited director nominations recommended by the Fund's shareholders. The Board, including the Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to the Fund's shareholders.

      During the past fiscal year, the Board met four times, the audit and contract review committee met one time, and the nominating committee met one time. During the Fund's last fiscal year, each director nominee attended [75%] or more of the Board meetings and meetings of the committees of the Board on which he or she served.

      The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                       AMOUNTS PAID DURING THE MOST RECENT
                    FISCAL YEAR BY THE FUND TO ITS DIRECTORS(1)

Name of Person, Position       Aggregate       Pension or Retirement    Estimated Annual      Total Compensation
                           Compensation from    Benefits Accrued as       Benefits Upon      from the Fund and the
                                the Fund          Part the Fund's           Retirement        Morgan Keegan Fund
                                                      Expenses                                Family to Directors

ALLEN B. MORGAN, JR.,              $0                    $0                     $0                     $0
President and Director

WILLIAM F. HUGHES, JR.,            $0                    $0                     $0                     $0
Director

WILLIAM JEFFERIES MANN,         $3,500                   $0                     $0                  $7,000
Director

JAMES STILLMAN R.               $4,000                   $0                     $0                  $8,000
MCFADDEN, Director

JAMES D. WITHERINGTON,          $3,500                   $0                     $0                  $7,000
JR., Director
                           -----------------    --------------------   -------------------   ---------------------

Total                          $11,000                  $0                     $0                  $22,000

As a Percentage of Net          0.015%                  0%                     0%                   0.022%
Assets

(1) These numbers are based on the compensation schedule adopted annually by the Fund for its operation. The Morgan Keegan Fund family consists of one other investment company with multiple series.

      Officers and directors of the Fund who are interested persons of the Fund receive no salary or fees from the Fund. Directors of the Fund who are not interested persons of the Fund will receive a fee of $1,000 and reimbursement for related expenses for each meeting of the Board of Directors attended by them.

      The overall direction and supervision of the Fund is the responsibility of the Board, which has the primary duty of ensuring that the Fund's general investment policies and programs are adhered to and that the Fund is properly administered. The officers of the Fund, all of whom are officers and employees of and paid by MAM, are responsible for the day-to-day administration of the Fund. MAM, as investment adviser of the Fund, has the primary responsibility for making investment decisions on behalf of the Fund.

      All of the officers and directors of the Fund hold comparable positions with Select Fund.

REQUIRED VOTE

      Election of each nominee as a director of the Fund requires the vote of a majority of the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Shareholders who vote FOR Proposal 2 will vote FOR each nominee. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

           THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                       EACH OF THE NOMINEES IN PROPOSAL 2.
                             ----------------------

      PROPOSAL 3.       APPROVAL  OF  CHANGES  TO THE  FUNDAMENTAL
      ----------        INVESTMENT RESTRICTIONS OF THE FUND.

      If shareholders do not approve Proposal 1 (i.e., the Fund does not convert into a series of Select Fund), the Fund seeks to have shareholders approve certain changes to its fundamental investment restrictions ("fundamental restrictions"). These changes would provide the Fund the same additional flexibility that New Series would provide.

      As required by the 1940 Act, the Fund has adopted certain fundamental restrictions, which are described in the Fund's Statement of Additional Information. Fundamental restrictions may be changed only with shareholder approval.

      Some of the Fund's fundamental restrictions reflect past regulatory, business, or industry conditions, practices, or requirements that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996

("NSMIA") amended the Securities Act of 1933 to preempt state laws that required the Fund to adopt certain fundamental restrictions. The Fund is no longer subject to these state requirements. Other Morgan Keegan Funds created in recent years also have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved the modification of certain of the Fund's fundamental restrictions, and the elimination of others, in order to simplify and modernize the Fund's investment policies and make them more uniform with those of the other Morgan Keegan Funds.

      The Board believes that eliminating the disparities among the Morgan Keegan Funds' fundamental restrictions will enhance MAM's ability to manage the funds' assets efficiently and effectively in changing regulatory and investment environments and permit the Board to review and monitor investment policies more easily. In addition, standardizing the fundamental restrictions of the Morgan Keegan Funds will assist the Morgan Keegan Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow the Fund somewhat greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund.

      The discussion below summarizes each proposed change to the Fund's fundamental restrictions and describes certain non-fundamental restrictions that will be adopted by the Board in conjunction with the revision of the Fund's fundamental restrictions. ANY NON-FUNDAMENTAL RESTRICTION MAY BE MODIFIED OR ELIMINATED BY THE BOARD AT ANY FUTURE DATE WITHOUT SHAREHOLDER APPROVAL.

      If Fund shareholders approve Proposals 2a, b, c, d, e, f, g, h, i, j, k, and l, those proposed changes to the Fund's fundamental restrictions will be adopted by the Fund. The Fund's Statement of Additional Information will be revised to reflect any changes as soon as practicable following the Meeting.

A.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY
      CONCENTRATION AND DIVERSIFICATION

      CURRENT FUNDAMENTAL RESTRICTION:

            The Fund may not invest more than 25% of its total assets in securities of issuers in the same industry; invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. government, its agencies and instrumentalities; or buy more than 10% of the voting securities or more than 10% of all the securities of any one issuer.

      PROPOSED FUNDAMENTAL RESTRICTIONS:

            The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

            The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
            (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      REASON FOR PROPOSED MODIFICATION:

      The Board recommends that shareholders vote to modify the current fundamental restriction. The proposed modification is intended to conform the Fund's investment policies and restrictions to those of the other Morgan Keegan Funds and to maximize the Fund's investment flexibility, subject to the limitations imposed by the 1940 Act and by the Fund's investment policies. Presently, the Fund's concentration and diversification policies are combined in one fundamental restriction. The proposed change separates the policies into two distinct fundamental restrictions. Moreover, the modified fundamental restriction excludes securities issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities from the concentration limitation. There is no such exclusion from the current concentration limitation. A failure to exclude all such securities from the concentration policy could hinder the Fund's ability to purchase such securities in conjunction with taking temporary defensive positions.

      The proposed fundamental restriction concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies. The amended fundamental restriction would allow the Fund, with respect to 25% of its total assets, to invest more than 5% of its assets in the securities of one or more issuers and to hold more than 10% of the voting securities of an issuer. The Fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are invested in any one issuer, and so that the Fund will not own more than 10% of the voting securities of an issuer.

      The proposed fundamental restriction would give the Fund greater investment flexibility by permitting it to acquire larger positions in the securities of a particular issuer, consistent with its investment objective and strategies. This increased flexibility could provide opportunities to enhance the Fund's performance. Investing a larger percentage of the Fund's assets in a single issuer's securities, however, would increase the Fund's exposure to credit and other risks associated with that issuer's financial condition and operations, including the risk of default on debt securities.

B.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON BORROWING

      CURRENT FUNDAMENTAL RESTRICTION:

            The Fund may not borrow money, including entry by the Fund into reverse repurchase agreements, except for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing.

      PROPOSED FUNDAMENTAL RESTRICTION:

            The Fund may not borrow money, except that the Fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

      If shareholders approve the modification of the Fund's fundamental restriction on borrowing, the Board will adopt the following non-fundamental investment restriction:

            The Fund may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the above fundamental restriction on borrowing).

      REASON FOR PROPOSED MODIFICATION:

      The Board recommends that shareholders vote to modify the current fundamental restriction. The proposed modification is intended to conform the Fund's investment policies and restrictions to those of the other Morgan Keegan Funds and to maximize the Fund's borrowing flexibility for future contingencies, subject to the limitations imposed by the 1940 Act and by the Fund's investment policies.

C.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING
      LOANS

      CURRENT FUNDAMENTAL RESTRICTION:

            The Fund may not make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans.

      PROPOSED FUNDAMENTAL RESTRICTION:

            The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

      REASON FOR PROPOSED MODIFICATION:

      The Board recommends that shareholders vote to modify the current fundamental restriction. The proposed modification is intended to conform the Fund's investment policies and restrictions to those of the other Morgan Keegan Funds and to ensure that the Fund will have the maximum flexibility to make loans, subject to the limitations imposed by the 1940 Act and by the Fund's investment policies.

D.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING
      IN COMMODITIES

      CURRENT FUNDAMENTAL RESTRICTION:

            The Fund may not purchase or sell commodities and commodity contracts.

      PROPOSED FUNDAMENTAL RESTRICTION:

            The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

      REASON FOR PROPOSED MODIFICATION:

      The Board recommends that shareholders vote to modify the current fundamental restriction. The proposed changes are intended to conform the fundamental restriction to those of the other Morgan Keegan Funds and to ensure that the Fund will have the maximum flexibility to invest in commodities, or other instruments that could be deemed to be commodities, when doing so is permitted by policies established for the Fund by the Board.

E.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL
      ESTATE INVESTMENT

      CURRENT FUNDAMENTAL RESTRICTION:

            The Fund may not purchase or sell real estate, except that the Fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein.

      PROPOSED FUNDAMENTAL RESTRICTION:

            The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      REASON FOR PROPOSED MODIFICATION:

      The Board recommends that shareholders vote to modify the current fundamental restriction. In addition to conforming the Fund's fundamental restriction on real estate to that of other Morgan Keegan Funds, the proposed amendment more completely describes the types of real estate-related securities investments that would be permissible for the Fund and would permit the Fund to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which the Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning the Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate. The proposed change would also give the Fund the ability to invest in assets secured by real estate.

F.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON
      UNDERWRITING SECURITIES

      CURRENT FUNDAMENTAL RESTRICTION:

            The fund may not underwrite the securities of other issuers, except that the fund may invest in securities that are not readily marketable without registration under Securities Act of 1933, as amended, if immediately after the making of such investment not more than 5% of the value of the fund's total assets (taken at cost) would be so invested.

      PROPOSED FUNDAMENTAL RESTRICTION:

            The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

      REASON FOR PROPOSED MODIFICATION:

      The Board recommends that shareholders vote to modify the current fundamental restriction. The proposed changes are intended to conform the fundamental restriction to those of the other Morgan Keegan Funds and to ensure that the Fund will have the maximum flexibility to underwrite securities of other issuers, when doing so is permitted by policies established for the Fund by the Board.

G.    ELIMINATION OF FUNDAMENTAL RESTRICTION ON PLEDGING
      ASSETS

      CURRENT FUNDAMENTAL RESTRICTION:

            The Fund may not mortgage, pledge, or hypothecate any of its assets, except to secure permitted borrowings up to 5% of the value of its total assets at the time of borrowing, provided that the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.

      REASON FOR PROPOSED ELIMINATION:

      The Board recommends that shareholders vote to eliminate the current fundamental restriction. The 1940 Act does not require the Fund to have a
fundamental   restriction  with  respect  to  pledging   assets.   The  proposed
elimination  is  intended  to  conform  the  Fund's   investment   policies  and
restrictions to those of the other Morgan Keegan Funds and to maximize the Fund's investment flexibility.

H.    ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN
      TRANSACTIONS AND SHORT SALES AND ADOPTION OF
      NON-FUNDAMENTAL RESTRICTIONS ON MARGIN TRANSACTIONS AND
      SHORT SALES

      CURRENT FUNDAMENTAL RESTRICTION:

            The Fund may not purchase securities on "margin," make short sales of securities, or maintain a short position in any security.

      PROPOSED NON-FUNDAMENTAL RESTRICTIONS:

            The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

            The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      REASON FOR PROPOSED MODIFICATION:

      The Board recommends that shareholders vote to eliminate the current fundamental restriction. The proposed elimination is intended to conform the Fund's investment policies and restrictions to those of the other Morgan Keegan Funds and to ensure that the Fund will have the maximum flexibility to purchase securities on margin and make short sales, subject to the limitations imposed by the 1940 Act and by the Fund's investment policies.

I.    ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING
      IN OTHER INVESTMENT COMPANIES

      CURRENT FUNDAMENTAL RESTRICTION:

            The Fund may not invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets (taken at market value) would be invested in such securities.

      REASON FOR PROPOSED ELIMINATION:

      The Board recommends that shareholders vote to eliminate the current fundamental restriction. The proposed elimination is intended to conform the Fund's investment policies and restrictions to those of the other Morgan Keegan Funds and to permit the Fund to invest in the securities of other investment companies, consistent with the limitations imposed by the 1940 Act. Although the Fund has no immediate plans to invest in the securities of other investment companies, eliminating the fundamental restriction would give the Fund flexibility to invest in other investment companies to the extent permitted by legal and regulatory requirements.

J.    ELIMINATION OF FUNDAMENTAL RESTRICTION ON OPTIONS

      CURRENT FUNDAMENTAL RESTRICTION:

            The Fund may not write (sell) or purchase put, call, straddle, or spread options except that the Fund may write covered call options with respect to its portfolio securities listed on a national securities exchange and enter into closing purchase transactions with respect to call options so listed or quoted.

      REASON FOR PROPOSED ELIMINATION:

      The Board recommends that shareholders vote to eliminate the current fundamental restriction. The proposed elimination is intended to conform the Fund's investment policies and restrictions to those of the other Morgan Keegan Funds and to ensure that the Fund will have the maximum flexibility to sell or purchase options, subject to the limitations imposed by the 1940 Act and by the Fund's investment policies.

K.    ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING
      IN OIL, GAS, AND MINERAL PROGRAMS

      CURRENT FUNDAMENTAL RESTRICTION:

            The Fund may not purchase or sell interests in oil or gas or other mineral exploration or development programs.

      REASON FOR PROPOSED ELIMINATION:

      The Board recommends that shareholders vote to eliminate the current fundamental restriction. The proposed elimination is intended to conform the Fund's investment policies and restrictions to those of the other Morgan Keegan Funds and to maximize the Fund's flexibility to invest in oil, gas, or mineral programs. The 1940 Act does not require the Fund to have a fundamental restriction on oil, gas, or mineral investments. The restriction was imposed by state law and NSMIA preempts the requirement that the Fund have such a restriction. Notwithstanding the elimination of this restriction, the Fund does not expect to invest at this time in oil, gas, or mineral programs.

L.    ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING
      IN COMPANIES THAT HAVE BEEN IN OPERATION FOR LESS
      THAN THREE YEARS

      CURRENT FUNDAMENTAL RESTRICTION:

            The Fund may not invest more than 5% of its total assets (taken at market value) in securities of companies that, including their predecessors, have been in operation for less than three years.

      REASON FOR PROPOSED ELIMINATION:

      The Board recommends that shareholders vote to eliminate the current fundamental restriction. The proposed elimination is intended to conform the Fund's investment policies and restrictions to those of the other Morgan Keegan Funds and to maximize the Fund's investment flexibility. There is no legal requirement that the Fund have an affirmative policy on investment in companies that have been in operation for less than three years. This restriction was imposed by state law and NSMIA preempts the requirement that the Fund have such a restriction.

REQUIRED VOTE

      Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders who vote FOR Proposal 3 will vote FOR each proposed change described above. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY CARD.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

           -----------------------------------------------------------

      PROPOSAL 4.       RATIFICATION   OF   SELECTION   OF  THE   FUND'S
      ----------        INDEPENDENT PUBLIC ACCOUNTANTS.

      If shareholders do not approve Proposal 1 (i.e., the Fund does not convert into a series of Select Fund), the Fund seeks to have shareholders ratify the selection of its independent public accountants.

      The Board, including all of the Independent Directors, has selected KPMG LLP to continue to serve as independent accountants of the Fund, subject to ratification by the Fund's shareholders. KPMG LLP has no direct financial interest or material indirect financial interest in the Fund. Representatives of KPMG LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

      The independent accountants examine the Fund's annual financial statements and provide other audit and tax-related services. In recommending the selection of KPMG LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

      KPMG LLP serves as Select Fund's independent accountants.

REQUIRED VOTE

      Approval of Proposal 4 requires the affirmative vote of a majority of the votes present at the Meeting, provided that a quorum is present.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT THE
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 4.
           -----------------------------------------------------------

                         INFORMATION CONCERNING ADVISER,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

      MAM serves as the Fund's investment adviser and manager under an Investment Advisory and Management Agreement ("Advisory Agreement"). MAM
receives for its services a management fee, calculated daily and payable quarterly, at an annual rate of 1.0% of the average daily net assets of the Fund for the first $100 million of average daily net assets and 0.75% of average daily net assets exceeding $100 million. The advisory fee is higher than fees paid by most other funds to their investment advisers, but is not significantly different, in MAM's opinion, from the fees of advisers to mutual funds with similar specialized policies. MAM has agreed to reimburse the Fund for certain expenses, including waiving the advisory fees received by it, in any fiscal year in which the Fund's annual expenses (excluding interest, taxes, brokerage fees and commissions, and certain extraordinary charges), exceed 2.0% of the Fund's average net assets. For the fiscal year ended June 30, 2000, the advisory fee paid to MAM was $823,851.00.

      Morgan Keegan acts as distributor of the Fund's shares pursuant to an Underwriting Agreement between the Fund and Morgan Keegan ("Underwriting
Agreement"). Pursuant to the Underwriting Agreement, as currently in effect, Morgan Keegan receives as compensation for its services a 3.0% sales charge on purchased shares. The sales charge is reduced to 1.0% on sales of $1 million or more, and is waived on certain purchases of Fund shares.

      In addition, Morgan Keegan receives an annual distribution fee equivalent up to 0.25% of the Fund's average daily net assets and an annual service fee equivalent to up to 0.25% of the Fund's average net assets, in accordance with the Distribution Plan described below. The distribution fee is computed daily and paid monthly.

      The Fund has adopted a Distribution Plan ("Plan") that, among other things, permits it to pay Morgan Keegan a service fee and a distribution fee out of its net assets. Service fees and distribution fees paid by the Fund to Morgan Keegan under the Plan may exceed or be less than Morgan Keegan's expenses thereunder. For the fiscal year ended June 30, 2000, the Fund paid service fees and distribution fees to Morgan Keegan pursuant to the Plan of $411,926. For the fiscal year ended June 30, 2000, expenses paid for by Morgan Keegan included $247,155 for commissions and other compensation to employees, $39,319 for printing and mailing, and $97,352 for promotional materials. No interested person of the Fund or non-interested director had a direct or indirect interest in the Plan or related agreements. The Fund benefits from the Plan by virtue of the broker's ongoing involvement with individual customers as well as the benefit from continued promotion. For the fiscal year ended June 30, 2000, Morgan Keegan retained sales charges for $36,694 received on sales of the Fund's shares.

      Morgan Keegan also serves as the Fund's transfer and dividend disbursing agent. For these services, Morgan Keegan receives from the Fund a fee of $5,000 per month, or $60,000 per year.

      Morgan Keegan also provides accounting services to the Fund. For these services, which include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services, Morgan Keegan receives from the Fund a fee of $2,500 per month, or $30,000 per year.

      MAM and Morgan Keegan are located at Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                              SHAREHOLDER PROPOSALS

      The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 50 Front Street, Memphis, Tennessee 38103. The Fund has not received any shareholder proposals to be presented at this Meeting.

                                          By Order of the Board of Directors,



                                          Allen B. Morgan, Jr.
                                          President
August 28, 2000
Memphis, Tennessee

                                   APPENDIX A
                                   ----------

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth the beneficial ownership of the Fund's outstanding equity securities as of August 9, 2000 by each beneficial owner of 5% or more of the Fund's outstanding equity securities:


                                              Shares of Equity
                                                 Securities
                                             Beneficially Owned
                                          ---------------------------

            Name and Address (1)             Amount        Percent
            ----------------------------- --------------- -----------
            Memphis Plough Community       158,378.48        6.28%
            Foundation
            1900 Union Avenue
            Memphis, TN 38104

                                   APPENDIX B
                                   ----------

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION


      This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of __________, 2000, between Morgan Keegan Southern Capital Fund, Inc., a Maryland corporation ("Old Fund"), and Morgan Keegan Select Fund, Inc., a Maryland corporation ("Select Fund"), on behalf of its series, Morgan Keegan Select Capital Growth Fund, a segregated portfolio of assets ("series") thereof ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Old Fund and Select Fund are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by New Fund are made and shall be taken or undertaken by Select Fund on its behalf.

      Old Fund intends to change its identity and form -- by converting to a series of Select Fund -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock of New Fund and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of common stock of Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations")). All such transactions are referred to herein as the "Reorganization."

      Old Fund has a single class of shares. New Fund's shares will be divided into multiple classes of shares, including Class A shares. Only New Fund's Class A shares ("New Fund Shares"), which are substantially similar to the Old Fund Shares, are involved in the Reorganization.

      In consideration of the mutual promises herein contained, the parties agree as follows:

1.    PLAN OF CONVERSION AND TERMINATION

      1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

            (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

            (b)  to assume all of Old Fund's liabilities  described in paragraph
      1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

      1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

      1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

      1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Select Fund's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

      1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

      1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.



2.    CLOSING AND EFFECTIVE TIME

      2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on [__________, 2000], or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

      2.2. Old Fund's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      2.3. Select Fund's transfer agent shall deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on New Fund's share transfer books. Select Fund shall issue and deliver a confirmation to Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Old Fund that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

      2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.



3.    REPRESENTATIONS AND WARRANTIES

      3.1.  Old Fund represents and warrants as follows:

            3.1.1. Old Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland ("Department");

            3.1.2. Old Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

            3.1.3. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

            3.1.4. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

            3.1.5. Old Fund qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

            3.1.6. Old Fund incurred the Liabilities in the ordinary course of its business;

            3.1.7. Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

            3.1.8. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

            3.1.9. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares; and

            3.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders.

      3.2.  New Fund represents and warrants as follows:

            3.2.1. Select Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department;

            3.2.2. Select Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

            3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Select Fund;

            3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

            3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

            3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

            3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

            3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

            3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

            3.2.10.  Following  the  Reorganization,  New Fund (a) will continue
      Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), and (b) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and
      (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

            3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

            3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

      3.3.  Each Fund represents and warrants as follows:

            3.3.1. The fair market value of the New Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Old Fund Shares constructively surrendered in exchange therefor;

            3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

            3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

            3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

            3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

            3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

            3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4.    CONDITIONS PRECEDENT

      Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

      4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;

      4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

      4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement (which such counsel may treat as representations and warranties made to it), and/or in separate letters addressed to such counsel, and the certificates delivered pursuant to paragraph
2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

            4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for their Old Fund Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

            4.3.2. Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

            4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

            4.3.4. New Fund's basis in the Assets will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

            4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

            4.3.6. A Shareholder's aggregate basis in the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided the Shareholder held them as capital assets at the Effective Time; and

            4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

Notwithstanding subparagraphs 4.3.2 and 4.3.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

      4.4. Prior to the Closing, Select Fund's directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Morgan Asset Management, Inc. ("MAM") in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

      4.5. Select Fund (on behalf of and with respect to New Fund) shall have entered into an advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements necessary for New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by Select Fund's directors and, to the extent required by law, by such of those directors who are not "interested persons" (as defined in the 1940 Act) thereof and by MAM as New Fund's sole shareholder.

      At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.    BROKERAGE FEES AND EXPENSES


      5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      5.2   Old Fund and MAM will bear the Reorganization expenses.



6.    ENTIRE AGREEMENT; NO SURVIVAL

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.



7.    TERMINATION

      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

      7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before [________, 200_]; or

      7.2.  By the parties' mutual agreement.

In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.



8.    AMENDMENT

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in a manner mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9.    MISCELLANEOUS

      9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

      9.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


                                    MORGAN KEEGAN SOUTHERN CAPITAL
                                    FUND, INC.


                                    By:
                                         -------------------
                                          President

                                    MORGAN KEEGAN SELECT FUND, INC.,
                                      on behalf of its series,
                                      Morgan Keegan Select Capital Growth Fund


                                    By:
                                         -------------------
                                          President

MORGAN KEEGAN




                    MORGAN KEEGAN SOUTHERN CAPITAL FUND, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                                October 18, 2000

      This proxy is being solicited on behalf of the Board of Directors of Morgan Keegan Southern Capital Fund, Inc. (the "Fund") and relates to the proposals with respect to the Fund. The undersigned hereby appoints as proxies Charles D. Maxwell, Allen B. Morgan, Jr. and Joseph C. Weller and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Central time, on October 18, 2000 at Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund, with the Fund having discretionary power to vote upon such other business as may properly come before the Meeting. To vote by telephone, please call 1-800-564-2113.

      YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope.

      TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                            KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------
                                           DETACH AND RETURN THIS PORTION ONLY


             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MORGAN KEEGAN SOUTHERN CAPITAL FUND, INC.


Vote On Proposals                                         For   Against  Abstain

1. Approval of  reorganization  of the Fund into Morgan   [ ]     [ ]      [ ]
   Keegan Select Fund, Inc.

2. Election  of the  Fund's  Board  of  Directors:  (1)   [ ]     [ ]      [ ]
   Allen B. Morgan,  Jr.,  (2) William F. Hughes,  Jr.,
   (3) William  Jefferies  Mann,  (4) James Stillman R.
   McFadden,  and (5)  James D.  Witherington,  Jr..  A
   vote  FOR  Proposal  3 is a vote to  elect  all five
   nominees.  A vote  AGAINST  Proposal  3 is a vote to
   reject  all  five  nominees.  To  vote  AGAINST  any
   individual  nominee(s),  but  FOR  all of the  other
   nominees,   mark  FOR  ALL   EXCEPT  and  write  the
   number(s) of the nominee(s) you wish to reject on the line below.


   ----------------------------------------------------------

3. Approval  of changes to the  fundamental  investment   [ ]     [ ]      [ ]
   restrictions of the Fund. A vote FOR Proposal 2 is a
   vote to approve all of the  proposed  changes to the
   Fund's fundamental investment  restrictions.  A vote
   AGAINST  Proposal  2 is a vote to reject  all of the
   proposed   changes   to   the   Fund's   fundamental
   investment   restrictions.   To  vote   AGAINST  any
   specific fundamental investment restriction(s),  but
   FOR  all  of  the   other   fundamental   investment
   restriction(s),  mark FOR ALL  EXCEPT  and write the
   letter(s)    of    the    fundamental     investment
   restriction(s) you wish to reject on the line below.


   ----------------------------------------------------------

4. Ratification  of the  selection  of KPMG  LLP as the   [ ]     [ ]      [ ]
   Fund's independent public accountants.


Please sign within the box. If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, that he or she is a "Partner."


-----------------------------------------------   ---------------------------
Signature                                          Date



-----------------------------------------------   ---------------------------
Signature (Joint Owners)                           Date